Exhibit 99

BOAMS 05-5 - Price/Yield - 1A7

Balance	$24,783,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-18.500	5.179	4.628	4.531	4.527	4.392
101-19.500	5.173	4.613	4.515	4.511	4.374
101-20.500	5.167	4.598	4.499	4.494	4.355
101-21.500	5.161	4.584	4.483	4.478	4.337
101-22.500	5.155	4.569	4.467	4.462	4.319
101-23.500	5.149	4.554	4.450	4.446	4.300
101-24.500	5.143	4.540	4.434	4.429	4.282
101-25.500	5.137	4.525	4.418	4.413	4.263
101-26.500	5.131	4.510	4.402	4.397	4.245
101-27.500	5.125	4.496	4.386	4.381	4.227
101-28.500	5.119	4.481	4.370	4.365	4.208
101-29.500	5.113	4.466	4.353	4.348	4.190
101-30.500	5.107	4.452	4.337	4.332	4.172

Spread @ Center Price	120	83	75	74	66
WAL	6.357	2.279	2.050	2.040	1.787
Mod Durn	5.08	2.08	1.89	1.88	1.66
Principal Window	Jun05 - Nov16	Jun05 - Apr09	Jun05 - Oct08	Jun05 - Aug08	Jun05 - Oct07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A1

Balance	$26,152,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-19.000	5.639	5.656	6.074	6.357	6.659
98-20.000	5.637	5.653	6.059	6.332	6.625
98-21.000	5.634	5.650	6.043	6.308	6.592
98-22.000	5.632	5.647	6.027	6.283	6.558
98-23.000	5.630	5.644	6.011	6.259	6.524
98-24.000	5.627	5.641	5.996	6.235	6.491
98-25.000	5.625	5.639	5.980	6.210	6.457
98-26.000	5.623	5.636	5.964	6.186	6.423
98-27.000	5.620	5.633	5.949	6.162	6.390
98-28.000	5.618	5.630	5.933	6.137	6.356
98-29.000	5.616	5.627	5.918	6.113	6.323
98-30.000	5.613	5.625	5.902	6.089	6.289
98-31.000	5.611	5.622	5.886	6.065	6.256

Spread @ Center Price	118	134	228	272	310
WAL	26.813	18.386	2.223	1.394	0.998
Mod Durn	13.62	11.14	2.01	1.29	0.94
Principal Window	Apr30 - Dec33	Apr18 - Sep29	Jun05 - Apr09	Jun05 - Aug07	Jun05 - Dec06

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A2

Balance	$2,258,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-07.500	5.736	5.747	6.237	6.727	7.180
97-08.500	5.733	5.744	6.228	6.711	7.159
97-09.500	5.731	5.742	6.219	6.696	7.137
97-10.500	5.729	5.739	6.210	6.681	7.116
97-11.500	5.726	5.737	6.201	6.665	7.094
97-12.500	5.724	5.734	6.192	6.650	7.073
97-13.500	5.722	5.732	6.183	6.634	7.051
97-14.500	5.720	5.730	6.174	6.619	7.030
97-15.500	5.717	5.727	6.165	6.603	7.008
97-16.500	5.715	5.725	6.156	6.588	6.987
97-17.500	5.713	5.722	6.147	6.572	6.965
97-18.500	5.710	5.720	6.139	6.557	6.944
97-19.500	5.708	5.717	6.130	6.542	6.922

Spread @ Center Price	128	131	235	293	349
WAL	28.740	24.898	4.114	2.269	1.605
Mod Durn	13.93	13.09	3.57	2.07	1.49
Principal Window	Dec33 - Apr34	Sep29 - Nov30	Apr09 - Sep09	Aug07 - Sep07	Dec06 - Jan07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A3

Balance	$2,060,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-18.000	5.784	5.794	6.354	6.999	7.559
96-19.000	5.782	5.792	6.346	6.984	7.538
96-20.000	5.780	5.790	6.337	6.969	7.517
96-21.000	5.778	5.787	6.329	6.954	7.496
96-22.000	5.775	5.785	6.321	6.939	7.476
96-23.000	5.773	5.782	6.313	6.924	7.455
96-24.000	5.771	5.780	6.304	6.909	7.434
96-25.000	5.768	5.778	6.296	6.894	7.413
96-26.000	5.766	5.775	6.288	6.879	7.392
96-27.000	5.764	5.773	6.280	6.864	7.372
96-28.000	5.761	5.770	6.272	6.849	7.351
96-29.000	5.759	5.768	6.263	6.835	7.330
96-30.000	5.757	5.766	6.255	6.820	7.309

Spread @ Center Price	133	134	245	319	385
WAL	29.010	26.113	4.566	2.374	1.678
Mod Durn	13.93	13.33	3.91	2.15	1.55
Principal Window	Apr34 - Jul34	Nov30 - Feb32	Sep09 - Mar10	Sep07 - Oct07	Jan07 - Feb07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A4

Balance	$1,154,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-12.000	5.798	5.805	6.343	7.034	7.616
96-13.000	5.795	5.803	6.335	7.020	7.596
96-14.000	5.793	5.800	6.327	7.005	7.576
96-15.000	5.791	5.798	6.320	6.991	7.555
96-16.000	5.788	5.796	6.312	6.976	7.535
96-17.000	5.786	5.793	6.305	6.962	7.515
96-18.000	5.784	5.791	6.297	6.947	7.495
96-19.000	5.782	5.789	6.289	6.933	7.475
96-20.000	5.779	5.786	6.282	6.919	7.455
96-21.000	5.777	5.784	6.274	6.904	7.434
96-22.000	5.775	5.781	6.266	6.890	7.414
96-23.000	5.772	5.779	6.259	6.875	7.394
96-24.000	5.770	5.777	6.251	6.861	7.374

Spread @ Center Price	134	135	243	322	389
WAL	29.202	27.070	4.973	2.468	1.736
Mod Durn	13.95	13.53	4.21	2.23	1.60
Principal Window	Jul34 - Sep34	Feb32 - Oct32	Mar10 - Jul10	Oct07 - Nov07	Feb07 - Feb07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A5

Balance	$3,376,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-05.000	5.813	5.816	6.283	7.069	7.673
96-06.000	5.810	5.814	6.277	7.055	7.654
96-07.000	5.808	5.812	6.270	7.041	7.634
96-08.000	5.806	5.809	6.264	7.027	7.615
96-09.000	5.804	5.807	6.257	7.013	7.595
96-10.000	5.801	5.805	6.250	6.999	7.576
96-11.000	5.799	5.802	6.244	6.986	7.557
96-12.000	5.797	5.800	6.237	6.972	7.537
96-13.000	5.794	5.798	6.230	6.958	7.518
96-14.000	5.792	5.795	6.224	6.944	7.498
96-15.000	5.790	5.793	6.217	6.930	7.479
96-16.000	5.787	5.791	6.211	6.916	7.459
96-17.000	5.785	5.788	6.204	6.902	7.440

Spread @ Center Price	136	136	233	325	392
WAL	29.559	28.543	5.903	2.586	1.809
Mod Durn	14.00	13.80	4.87	2.33	1.66
Principal Window	Sep34 - May35	Oct32 - May35	Jul10 - May35	Nov07 - Jan08	Feb07 - Apr07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A14

Balance	$25,735,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-03.500	5.782	5.825	5.890	5.938	6.135
97-04.500	5.779	5.822	5.885	5.933	6.127
97-05.500	5.776	5.819	5.881	5.928	6.120
97-06.500	5.774	5.815	5.877	5.923	6.113
97-07.500	5.771	5.812	5.873	5.919	6.106
97-08.500	5.768	5.809	5.869	5.914	6.098
97-09.500	5.765	5.805	5.865	5.909	6.091
97-10.500	5.763	5.802	5.861	5.905	6.084
97-11.500	5.760	5.799	5.857	5.900	6.077
97-12.500	5.757	5.795	5.852	5.895	6.070
97-13.500	5.754	5.792	5.848	5.890	6.062
97-14.500	5.751	5.789	5.844	5.886	6.055
97-15.500	5.749	5.786	5.840	5.881	6.048

Spread @ Center Price	168	172	178	183	201
WAL	20.720	15.562	11.026	9.013	5.284
Mod Durn	11.56	9.64	7.75	6.76	4.43
Principal Window	Jun10 - May35	Jun10 - May35	Jun10 - May35	Jun10 - May35	Sep09 - Feb13

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A15

Balance	$1,937,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-05.500	5.432	5.406	5.367	5.338	5.218
101-06.500	5.429	5.403	5.363	5.333	5.211
101-07.500	5.427	5.400	5.359	5.329	5.205
101-08.500	5.424	5.397	5.355	5.324	5.198
101-09.500	5.422	5.393	5.351	5.320	5.191
101-10.500	5.419	5.390	5.347	5.315	5.184
101-11.500	5.416	5.387	5.344	5.311	5.177
101-12.500	5.414	5.384	5.340	5.306	5.170
101-13.500	5.411	5.381	5.336	5.302	5.163
101-14.500	5.409	5.378	5.332	5.297	5.157
101-15.500	5.406	5.375	5.328	5.293	5.150
101-16.500	5.403	5.372	5.324	5.288	5.143
101-17.500	5.401	5.368	5.320	5.284	5.136

Spread @ Center Price	133	130	126	123	109
WAL	20.720	15.562	11.026	9.013	5.284
Mod Durn	11.79	9.83	7.87	6.85	4.47
Principal Window	Jun10 - May35	Jun10 - May35	Jun10 - May35	Jun10 - May35	Sep09 - Feb13

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A11

Balance	$14,361,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-05.500	5.396	5.233	4.935	4.728	4.492
101-06.500	5.393	5.226	4.922	4.711	4.471
101-07.500	5.390	5.220	4.910	4.694	4.450
101-08.500	5.387	5.213	4.897	4.678	4.429
101-09.500	5.383	5.207	4.885	4.661	4.407
101-10.500	5.380	5.200	4.872	4.645	4.386
101-11.500	5.377	5.194	4.860	4.628	4.365
101-12.500	5.373	5.187	4.847	4.612	4.344
101-13.500	5.370	5.180	4.835	4.595	4.322
101-14.500	5.367	5.174	4.822	4.578	4.301
101-15.500	5.363	5.167	4.810	4.562	4.280
101-16.500	5.360	5.161	4.798	4.545	4.259
101-17.500	5.357	5.154	4.785	4.529	4.238

Spread @ Center Price	116	128	111	95	82
WAL	14.606	5.828	2.740	2.010	1.544
Mod Durn	9.28	4.69	2.46	1.85	1.45
Principal Window	Jun05 - Jul29	Jun05 - Apr18	Jun05 - Jun10	Jun05 - Nov08	Jun05 - Dec07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A8

Balance	$60,000,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.5	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-27.500	5.430	5.299	5.060	4.894	4.706
100-28.500	5.426	5.292	5.047	4.878	4.684
100-29.500	5.423	5.286	5.035	4.861	4.663
100-30.500	5.420	5.279	5.022	4.844	4.642
100-31.500	5.416	5.272	5.010	4.828	4.620
101-00.500	5.413	5.266	4.997	4.811	4.599
101-01.500	5.410	5.259	4.985	4.794	4.578
101-02.500	5.406	5.253	4.972	4.778	4.556
101-03.500	5.403	5.246	4.960	4.761	4.535
101-04.500	5.400	5.239	4.947	4.744	4.514
101-05.500	5.396	5.233	4.935	4.728	4.492
101-06.500	5.393	5.226	4.922	4.711	4.471
101-07.500	5.390	5.220	4.910	4.694	4.450

Spread @ Center Price	119	134	123	111	103
WAL	14.606	5.828	2.740	2.010	1.544
Mod Durn	9.26	4.68	2.46	1.85	1.44
Principal Window	Jun05 - Jul29	Jun05 - Apr18	Jun05 - Jun10	Jun05 - Nov08	Jun05 - Dec07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A6

Balance	$25,000,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.25	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-02.500	5.261	5.216	5.131	5.072	5.005
100-03.500	5.258	5.209	5.119	5.056	4.984
100-04.500	5.255	5.203	5.106	5.039	4.963
100-05.500	5.251	5.196	5.094	5.023	4.941
100-06.500	5.248	5.190	5.082	5.006	4.920
100-07.500	5.245	5.183	5.069	4.990	4.899
100-08.500	5.241	5.177	5.057	4.973	4.878
100-09.500	5.238	5.170	5.044	4.956	4.857
100-10.500	5.235	5.164	5.032	4.940	4.835
100-11.500	5.232	5.158	5.020	4.923	4.814
100-12.500	5.228	5.151	5.007	4.907	4.793
100-13.500	5.225	5.145	4.995	4.891	4.772
100-14.500	5.222	5.138	4.983	4.874	4.751

Spread @ Center Price	102	125	130	129	133
WAL	14.822	5.990	2.794	2.043	1.567
Mod Durn	9.49	4.81	2.51	1.88	1.46
Principal Window	Jun05 - Nov29	Jun05 - Sep18	Jun05 - Aug10	Jun05 - Dec08	Jun05 - Dec07

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A9

Balance	$50,000,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.25	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-27.500	5.287	5.272	5.239	5.211	5.180
99-28.500	5.284	5.267	5.229	5.198	5.162
99-29.500	5.281	5.262	5.219	5.184	5.145
99-30.500	5.278	5.257	5.210	5.171	5.127
99-31.500	5.275	5.253	5.200	5.157	5.109
100-00.500	5.272	5.248	5.190	5.144	5.091
100-01.500	5.269	5.243	5.181	5.131	5.074
100-02.500	5.266	5.238	5.171	5.117	5.056
100-03.500	5.263	5.233	5.162	5.104	5.038
100-04.500	5.260	5.228	5.152	5.090	5.020
100-05.500	5.257	5.223	5.142	5.077	5.003
100-06.500	5.254	5.218	5.133	5.064	4.985
100-07.500	5.251	5.213	5.123	5.050	4.967

Spread @ Center Price	99	118	137	140	141
WAL	17.596	8.729	3.748	2.574	1.903
Mod Durn	10.56	6.31	3.24	2.32	1.75
Principal Window	Jun05 - Aug33	Jun05 - Nov27	Jun05 - Jun14	Jun05 - Jul10	Jun05 - Nov08

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 1A10

Balance	$16,649,000.00	Delay	24	WAC(1)	5.75163	WAM(1)	356
Coupon	5.25	Dated	5/1/2005	NET(1)	5.49813	WALA(1)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-03.500	5.503	5.507	5.569	5.783	6.034
97-04.500	5.501	5.505	5.566	5.777	6.025
97-05.500	5.498	5.502	5.563	5.771	6.016
97-06.500	5.496	5.500	5.559	5.765	6.007
97-07.500	5.493	5.497	5.556	5.759	5.998
97-08.500	5.491	5.495	5.553	5.753	5.989
97-09.500	5.489	5.492	5.549	5.747	5.979
97-10.500	5.486	5.490	5.546	5.741	5.970
97-11.500	5.484	5.487	5.543	5.735	5.961
97-12.500	5.481	5.485	5.540	5.729	5.952
97-13.500	5.479	5.482	5.536	5.723	5.943
97-14.500	5.476	5.480	5.533	5.718	5.934
97-15.500	5.474	5.477	5.530	5.712	5.925

Spread @ Center Price	106	109	133	180	216
WAL	25.211	23.985	14.794	6.540	4.011
Mod Durn	12.99	12.73	9.74	5.37	3.51
Principal Window	Jun08 - May35	Jun08 - May35	Jun08 - May35	Jun08 - Apr13	Jun08 - Sep09

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-5 - Price/Yield - 2A1

Balance	$168,697,000.00	Delay	24	WAC(2)	5.30627	WAM(2)	177
Coupon	5	Dated	5/1/2005	NET(2)	5.05278	WALA(2)	1
Settle	5/31/2005	First Payment	6/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-10.500	5.103	5.115	5.141	5.167	5.206
99-11.500	5.098	5.109	5.132	5.156	5.191
99-12.500	5.094	5.103	5.124	5.145	5.176
99-13.500	5.089	5.097	5.115	5.134	5.162
99-14.500	5.084	5.091	5.107	5.123	5.147
99-15.500	5.079	5.085	5.098	5.112	5.132
99-16.500	5.074	5.079	5.090	5.101	5.117
99-17.500	5.069	5.073	5.081	5.090	5.102
99-18.500	5.064	5.067	5.073	5.079	5.088
99-19.500	5.059	5.061	5.064	5.068	5.073
99-20.500	5.054	5.055	5.056	5.057	5.058
99-21.500	5.049	5.049	5.047	5.046	5.043
99-22.500	5.044	5.043	5.039	5.035	5.029

Spread @ Center Price	103	113	125	132	140
WAL	8.340	6.553	4.395	3.247	2.342
Mod Durn	6.37	5.18	3.67	2.82	2.11
Principal Window	Jun05 - Apr20	Jun05 - Apr20	Jun05 - Apr20	Jun05 - Apr20	Jun05 - Apr20

LIBOR_1MO	3.09	3.09	3.09	3.09	3.09
CMT_10YR	4.083	4.083	4.083	4.083	4.083
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.182 3.675 3.772 3.871 4.127 4.44

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